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                                                                 EXHIBIT 10(cc)

                               FIRST AMENDMENT TO
           SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

       This First Amendment to Second Amended and Restated Revolving Credit Agreement (the "First Amendment") is made as of January 6, 1997 by and among SOURCE ONE MORTGAGE SERVICES CORPORATION, a Delaware corporation (the "Company"), THE MORTGAGE AUTHORITY, INC., a Delaware corporation ("TMA"), CENTRAL PACIFIC MORTGAGE COMPANY, a California corporation ("CPM"), the lenders identified on the signature pages hereof, and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("First Chicago"), individually as a Lender and as administrative agent for the Lenders.

                                    RECITALS

       The Company, TMA, CPM, the Agent and the Lenders are parties to a certain Second Amended and Restated Revolving Credit Agreement, dated as of November 12, 1996 (the "Credit Agreement"), pursuant to which the Lenders have agreed to provide a revolving credit facility to the Company, TMA and CPM on the terms and conditions set forth in the Credit Agreement. Any capitalized term not expressly defined herein shall have the meaning ascribed to such term in the Credit Agreement.

       Pursuant to Section 12.6 of the Credit Agreement the Agent, the Lenders, the Company, TMA and CPM may make certain amendments to the Loan Documents.

       The Company, TMA, CPM, the Agent and the Lenders desire to amend the Credit Agreement to (i) modify the covenant which limits the Recourse Servicing, and (ii) extend the date by which the Company shall be entitled to make a special dividend of up to $60,000,000.

                                   AGREEMENTS

       NOW, THEREFORE, the parties hereto agree as follows:

       1. Recourse Servicing. Section 8.10 of the Credit Agreement is hereby deleted and replaced with the following:

               "8.10  Recourse Servicing.

                        Permit the principal balance of Mortgage Loans covered by Recourse Servicing to exceed the sum of (A) the aggregate principal balance of all Mortgage Loans covered by Recourse Servicing owned by the Company as of December 31, 1996 plus (B) the aggregate principal balance of all Mortgage Loans covered by Recourse Servicing acquired by the Company from and after January 1, 1997 as a part of one or more larger acquisitions of Servicing Agreements, provided that the principal balance of Mortgage Loans covered by Recourse Servicing acquired in any single larger acquisition shall not exceed the lesser of (i) $100,000,000 or (ii) 10% of the principal balance of all Mortgage Loans covered by the
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       Servicing Agreements acquired in such acquisition less (C) all reductions in such aggregate principal balances, whether by reason of prepayment or amortization from and after January 1, 1997 (or the date of later acquisition, as the case may be) and less (D) the aggregate principal balance of any Mortgage Loans covered by any such Recourse Servicing sold by the Company after December 31, 1996."

       2. Extension of Date for $60,000,000 Special Dividend. The phrase "the fourth calendar quarter of 1996" in Section 8.16(b)(ii) of the Credit Agreement is hereby deleted and replaced with the phrase "the first six calendar months of 1997".

       3.  Miscellaneous.

               (a) All references to the Credit Agreement in the Credit Agreement and the other Credit Documents shall be deemed to refer to the Credit Agreement as amended by this First Amendment.
               (b) The Company, TMA and CPM each hereby represents and warrants to the Lenders that on the date of execution hereof, both prior to and after giving effect to this First Amendment, (i) the representations and warranties of the Company, TMA and CPM contained in the Credit Documents are accurate and complete in all respects, and (ii) no Default or event which with the giving of notice and/or the passage of time would constitute a Default has occurred and is continuing.
               (c) In all other respects, the Credit Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this First Amendment by signing any such counterpart.
               (d) This First Amendment shall be construed in accordance with and governed by the laws of the State of Illinois.

       IN WITNESS WHEREOF, the Company, TMA, CPM, the Required Lenders and the Agent have executed this First Amendment as of the date first above written to be effective as of the date this First Amendment is executed by the Company, TMA, CPM, the Agent and the Required Lenders.

                                        SOURCE ONE MORTGAGE SERVICES
                                        CORPORATION


                                        By:________________________________
                                           Name: Michael C. Allemang
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer

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                                        THE MORTGAGE AUTHORITY, INC.


                                        By:________________________________
                                           Name: Larry N. Ciofu
                                           Title: Vice President/Treasury


                                        CENTRAL PACIFIC MORTGAGE COMPANY


                                        By:________________________________
                                           Name: John Cassell
                                           Title: Chief Financial Officer


                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as Agent


                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________


                                        THE FIRST NATIONAL BANK OF CHICAGO


                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________


                                        ABN AMRO BANK, N.V.


                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________


                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________





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                                        BANK OF AMERICA NT & SA


                                        By:_________________________________
                                           Thomas A. Pizurie
                                           Vice President


                                        THE BANK OF NEW YORK


                                        By:________________________________
                                           Patricia M. Dominus
                                           Vice President


                                        THE BANK OF TOKYO-MITSUBISHI, LTD.


                                        By:_________________________________
                                           Noburu Kobayashi
                                           Deputy General Manager


                                        BANKERS TRUST COMPANY


                                        By:________________________________
                                           John O'Rourke
                                           Vice President


                                        BANQUE PARIBAS


                                        By:_________________________________
                                           Name:____________________________
                                           Title:___________________________

                                        By:_________________________________
                                           Name:____________________________
                                           Title:___________________________


                                        BARCLAYS BANK PLC


                                        By:________________________________
                                           Tina Swartz
                                           Associate Director





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                                        CAISSE NATIONALE DE CREDIT AGRICOLE


                                        By:_________________________________
                                           David Bouhl
                                           First Vice President Head of
                                           Corporate Banking Chicago


                                        CIBC, INC.


                                        By:________________________________
                                           Stephen D. Reynolds
                                           Director
                                           CIBC Wood Gundy Securities
                                             Corp., As Agent for CIBC, Inc.


                                        COMERICA BANK


                                        By:________________________________
                                           James R. Grossett
                                           Vice President


                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By:___________________________
                                           Renaud d'Herbes
                                           Senior Vice President


                                        CREDIT SUISSE


                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________


                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________





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                                        THE DAI-ICHI KANGYO BANK, LTD.,
                                        CHICAGO BRANCH


                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________


                                        FLEET BANK N.A.


                                        By:_________________________________
                                           Robert Pierson
                                           Vice President


                                        THE FUJI BANK, LIMITED


                                        By:_________________________________
                                           Peter L. Chinnici
                                           Joint General Manager


                                        GUARANTY FEDERAL BANK, F.S.B.


                                        By:_________________________________
                                           Gregory Jackson
                                           Vice President


                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LTD.


                                        By:_________________________________
                                           Name:____________________________
                                           Title:___________________________





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                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION, LOS ANGELES AGENCY


                                        By:_________________________________
                                           Name:____________________________
                                           Title:___________________________


                                        NATIONAL CITY BANK OF KENTUCKY


                                        By:________________________________
                                           Gary Sieveking
                                           Vice President


                                        PNC BANK, NATIONAL ASSOCIATION


                                        By:________________________________
                                           Peter Stack
                                           Assistant Vice President


                                        THE SANWA BANK, LIMITED, CHICAGO BRANCH


                                        By:_________________________________
                                           Richard H. Ault
                                           Vice President


                                        THE SUMITOMO BANK, LTD.


                                        By:_________________________________
                                           Hiroyuki Iwami
                                           Joint General Manager





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                                        WELLS FARGO BANK, NA


                                        By:_________________________________
                                           Name:____________________________
                                           Title:___________________________

                                        By:_________________________________
                                           Name:____________________________
                                           Title:___________________________


                                        WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                        NEW YORK BRANCH


                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________


                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________





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